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                                                                    EXHIBIT 23.1









                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration Statement
(Form S-8 No. 333-22555) pertaining to the MLX Corp. Stock Option and Incentive Award Plan and in the related Prospectuses of our report dated February 20, 1998, with respect to the financial statements of MLX Corp. included in the form 10-K of Morton Industrial Group, Inc. (formerly MLX Corp.) for the year ended December 31, 1997.




                                                               ERNST & YOUNG LLP




March 5, 1998
Atlanta, Georgia